SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2006
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	0-28298 (Commission File No.)	94-3154463 (IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
     On April 12, 2006, Onyx Pharmaceuticals, Inc. entered into an employment agreement with Gregory W. Schafer to serve as Onyx’s Acting Chief Financial Officer and Principal Financial Officer. Under the terms of the agreement, Mr. Schafer will receive a salary of $25,000 per month. The initial term of Mr. Schafer’s employment will be 3 months, after which, either party may terminate the employment relationship upon 30 days notice. For the complete terms of Mr. Schafer’s employment agreement, please read the full text of the agreement, which is attached hereto as Exhibit 10.30, and which is incorporated herein by reference.
SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02    Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officer.
     On April 12, 2006, the Board of Directors of Onyx Pharmaceuticals, Inc. approved the appointment of Gregory W. Schafer as Onyx’s Acting Chief Financial Officer and Principal Financial Officer, effective immediately, and accepted the resignation of Hollings C. Renton as Chief Financial Officer of Onyx, effective immediately prior to Mr. Schafer’s appointment. Hollings C. Renton will continue to serve as Chairman of the Board, President and Chief Executive Officer.
     Prior to being named Acting Chief Financial Officer, Mr. Schafer, age 41, has served as a consultant for Onyx since March 2006. From September 2004 to present, Mr. Schafer has served as a financial consultant to various companies in the biotechnology industry including IntraBiotics Pharmaceuticals from January 2005 to September 2005 where he served as Acting Chief Financial Officer from March 2005 to June 2005, as well as NeoRx Corporation from September 2004 to November 2004. From May 1999 to August 2004, Mr. Schafer served as Vice President and Chief Financial Officer of Cerus Corporation, a public biotechnology company, and from May 1997 to May 1999 Mr. Schafer served as Director of Finance of Cerus. Prior to joining Cerus, Mr. Schafer worked as a management consultant for Deloitte & Touche LLP. Mr. Schafer holds an MBA from the Anderson Graduate School of Management at UCLA and a BSE in Mechanical Engineering from the University of Pennsylvania.
     The terms of Mr. Schafer’s employment arrangement as Acting Chief Financial Officer are described above under Item 1.01 of this Current Report on Form 8-K, and are incorporated by reference into this Item 5.02.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(c)  Exhibits

Exhibit Number	Description

10.30	Letter Agreement between Gregory W. Schafer and Onyx Pharmaceuticals Inc., dated April 12, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
Dated: April 18, 2006	By:	/s/ Gregory W. Schafer
Gregory W. Schafer
Acting Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.30	Letter Agreement between Gregory W. Schafer and Onyx Pharmaceuticals Inc., dated April 12, 2006.